UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section
14(a) of the Securities Exchange Act of 1934

Filed by the Registrant   ☑
Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☐  Preliminary Proxy Statement
☐  Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))
☑  Definitive Proxy Statement
☐  Definitive Additional Materials
☐  Soliciting Material under Rule 14a-12

HighMark Funds
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑  No fee required

☐  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies: N/A
(2)  Aggregate number of securities to which transaction applies: N/A
(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing is calculated and state how it was determined): N/A
(4)  Proposed maximum aggregate value of transaction: N/A
(5)  Total fee paid: N/A

☐  Fee paid previously with preliminary materials.

☐  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount Previously Paid: N/A
(2)  Form, Schedule or Registration Statement No.:  N/A
(3)  Filing Party: N/A
(4)  Date Filed: N/A

HIGHMARK FUNDS

HighMark Tactical Capital Growth Allocation Fund

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 25, 2013

Notice is hereby given that a Special Meeting of Shareholders (the “Special Meeting”) of HighMark Tactical Capital Growth Allocation Fund (the “Fund”), a series of HighMark Funds (the “Trust”), will be held at 1:00 p.m. Pacific Time on June 25, 2013 at the offices of HighMark Capital Management, Inc., 350 California Street, Suite 1600, San Francisco, CA 94104, for the following purposes:

1.  To consider authorizing the Board of Trustees of the Trust (the “Board”) to convert, or to cause the conversion of, all or such portion of the Fund’s assets as the Board deems appropriate to cash.  In the event that the authorization is given, it is anticipated that the Fund will convert all or such portion of the Fund’s assets as the Board deems appropriate to cash, will distribute its assets (less its outstanding obligations, taxes and other liabilities accrued or contingent) to the Fund’s shareholders, and then will terminate.

2.  To transact such other business as may properly come before the Special Meeting and any postponement or adjournment thereof.

The proposals referred to above are discussed in the Proxy Statement attached to this Notice.  Each shareholder is invited to attend the Special Meeting in person.

Shareholders of record at the close of business on April 25, 2013 are entitled to notice of, and to vote at, the Special Meeting and any postponment or adjournment thereof.

By Order of the Trustees

Helen Robichaud
Secretary

May 14, 2013

Please respond.  Your vote is important.  You can help avoid the necessity and expense of sending follow-up letters to ensure a quorum by promptly returning the enclosed proxy.  If you are unable to attend the meeting, please mark, sign, date and return the enclosed proxy so that the necessary quorum may be represented at the Special Meeting, or submit your vote by telephone or the Internet.  The enclosed envelope requires no postage if mailed in the United States.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 25, 2013.

You may obtain a copy of this proxy statement, the accompanying Notice of Special Meeting of Shareholders and the proxy card without charge by visiting the web site indicated on your proxy card.  You may obtain a copy of your Fund’s most recent shareholder report(s) without charge from HighMark Tactical Capital Allocation Fund, c/o HighMark Funds Administration, 350 California Street, Suite 1600, San Francisco, CA 94104, by calling 1-800-433-6884 or by downloading it from www.HighMarkFunds.com.

To Shareholders of
HighMark Tactical Capital Growth Allocation Fund

A Special Meeting of Shareholders (the “Special Meeting”) of HighMark Tactical Capital Growth Allocation Fund (the “Fund”), a series of HighMark Funds, has been scheduled for June 25, 2013.  The purpose of the Special Meeting is to vote on whether to authorize the Board of Trustees of HighMark Funds (the “Board”) to convert, or to cause the conversion of, all or such portion of the Fund’s assets as the Board deems appropriate to cash.  In the event that the authorization is given, it is anticipated that the Fund will convert all or such portion of the Fund’s assets as the Board deems appropriate to cash, will distribute its assets (less its outstanding obligations, taxes and other liabilities accrued or contingent) to the Fund’s shareholders, and then will terminate.

While you are, of course, welcome to join us at the Special Meeting, most shareholders vote by filling out and signing the enclosed proxy card (or by telephone or the Internet).  To conduct the Special Meeting, a majority of shares must be represented either in person or by proxy.  Whether or not you plan to attend the Special Meeting, we need your vote.  Please vote by telephone or the Internet, or mark, sign and date the enclosed proxy card and return it promptly in the enclosed, postage-paid envelope so that the maximum number of shares may be voted.

We encourage you to read the enclosed proxy statement thoroughly.  In addition, we have included on the next two pages a list of some commonly asked questions and answers.  If you have any additional questions, please call your account administrator, investment representative, or HighMark Funds directly at 1-800-433-6884.

Your vote is very important to us.

Sincerely,

Dennis Mooradian
President
HighMark Funds

PLEASE SIGN AND RETURN THE ENCLOSED PROXY BALLOT CARD
(OR VOTE BY TELEPHONE OR THE INTERNET).
YOUR VOTE IS VERY IMPORTANT.

HIGHMARK FUNDS

Q.	WHY IS THE BOARD OF TRUSTEES OF HIGHMARK FUNDS (THE “BOARD”) PROPOSING TO TERMINATE THE TACTICAL CAPITAL GROWTH ALLOCATION FUND (THE “FUND”)?

A.
Separate from this proposal, the Board has approved the reorganization or liquidation of each other series of HighMark Funds.  In addition, HighMark Capital Management, Inc., the Fund’s investment adviser, desires to exit the sponsorship of mutual funds, which includes being the investment adviser to the Fund.

Q.	WHAT WILL HAPPEN TO MY INVESTMENT IN THE FUND IF THIS PROPOSAL IS APPROVED?

A.
It is anticipated that the Board will convert, or cause the conversion of, all or such portion of the Fund’s assets as the Board deems appropriate to cash.  It is then anticipated that the Fund will distribute its assets (less its outstanding obligations, taxes and other liabilities accrued or contingent) to the Fund’s shareholders (including to you or your representative provided that you are still a beneficial holder of Fund shares at such time), and the Fund will then be terminated.  It is expected that the conversion to cash, the distribution and the liquidation will occur as soon as is operationally feasible after the shareholder approval sought with this proxy package. For federal income tax purposes, your receipt of this liquidating distribution will generally be considered a taxable event and treated like a redemption of your shares; therefore, the liquidation may result in a taxable gain or loss to you if you hold shares in a taxable account.

Q.	ARE THERE ANY ALTERNATIVE INVESTMENT OPTIONS AVAILABLE TO ME AT HIGHMARK FUNDS?

A.
Yes.  There are a variety of alternative investment options available to shareholders of the Fund.  Because of the importance of meeting your precise investment needs, no specific recommendations for alternative investment options are provided with this proxy package.  You are encouraged to contact your account representative to discuss these alternative investment options.

Q.	WHAT IF I DO NOT RETURN MY PROXY VOTING BALLOT?

A.
In order to conduct the special meeting of shareholders of the Fund, a quorum must be present, in person or by proxy.  A quorum with respect to a matter before the special meeting is defined as representation of a majority of the shares of the Fund outstanding as of April 25, 2013 entitled to vote on the matter.   In the event that not enough shareholders return the enclosed proxy ballot card (or submit votes by telephone or the Internet) to achieve a quorum, we may incur additional expenses associated with additional solicitations.  In order to avoid additional costs to the Fund, please return the completed proxy ballot as soon as possible.

Q.	HOW DOES THE BOARD SUGGEST THAT I VOTE?

A.
After careful consideration, the Board recommends that you vote to authorize the Board to convert, or to cause the conversion of, all or such portion of the Fund’s assets as the Board deems appropriate to cash.

Q.	WHO SHOULD I CALL WITH QUESTIONS ABOUT THIS PROXY?

A.	If you have any questions regarding this proxy, please contact your account administrator or investment representative, or call HighMark Funds directly at 1-800-433-6884.

v

IMPORTANT SHAREHOLDER INFORMATION

HIGHMARK FUNDS
HighMark Tactical Capital Growth Allocation Fund

The document you hold in your hands contains your proxy statement and proxy card.  A proxy card is, in essence, a ballot.  When you vote your proxy, you tell us how to vote on your behalf on important issues relating to HighMark Tactical Capital Growth Allocation Fund (the “Fund”).  The proxy card may be completed by checking the appropriate box voting for or against the specific proposals relating to the Fund.  If you simply sign the proxy without specifying a vote, your shares will be voted in accordance with the recommendations of the Board of Trustees of HighMark Funds.

We urge you to take the time to read the proxy statement, fill out the proxy card, and return it to us (or vote by telephone or the Internet).  Voting your proxy, and doing so promptly, enables the Fund to avoid conducting additional mailings.  When shareholders do not return their proxies in sufficient numbers, we may need to incur additional expenses in connection with follow-up solicitations.

Please take a few moments to exercise your right to vote.  Thank you.

HIGHMARK FUNDS
350 California Street, Suite 1600
San Francisco, California 94104

HighMark Tactical Capital Growth Allocation Fund

PROXY STATEMENT

The Board of Trustees (the “Board” or the “Trustees”) of HighMark Funds (the “Trust”) is soliciting proxies from the shareholders of HighMark Tactical Capital Growth Allocation Fund, a series of the Trust (the “Fund”), in connection with a Special Meeting of Shareholders of the Fund, which has been called to be held on June 25, 2013 at 1:00 p.m. Pacific Time at the offices of HighMark Capital Management, Inc. (“HCM”), 350 California Street, 16th Floor, San Francisco, CA, 94104 (such meeting and any adjournment thereof is referred to herein as the “Special Meeting”).  The Special Meeting notice, this proxy statement (the “Proxy Statement”) and proxy cards are being sent to shareholders beginning on or about May 14, 2013.

INTRODUCTION

The Special Meeting is being called for the following purposes: (1) to consider authorizing the Board to convert, or to cause the conversion of, all or such portion of the Fund’s assets as the Board deems appropriate to cash; and (2) to transact such other business as may properly come before the Special Meeting and any postponement or adjournment thereof.

Shareholder authorization for the Board to convert, or to cause the conversion of, all or such portion of the Fund’s assets as the Board deems appropriate to cash requires the affirmative vote of the lesser of: (a) 67% or more of the outstanding Shares of the Fund present at the Special Meeting, if the holders of more than 50% of the outstanding Shares of the Fund as of the record date are present or represented by proxy, or (b) more than 50% of the outstanding Shares of the Fund on the record date.

PROPOSAL

AUTHORIZATION FOR THE BOARD TO CONVERT, OR TO CAUSE THE CONVERSION OF, ALL OR SUCH PORTION OF THE FUND’S ASSETS AS THE BOARD DEEMS APPROPRIATE TO CASH

The Special Meeting is being called for the purpose of providing authorization for the Board to convert, or to cause the conversion of, all or such portion of the Fund’s assets as the Board deems appropriate to cash.  The Trustees have determined that it is in the Fund’s and its shareholders’ best interests for the Fund to convert all or such portion of the Fund’s assets as the Board deems appropriate to cash, to then distribute its assets (less its outstanding obligations, taxes and other liabilities accrued or contingent) to the Fund’s shareholders, and then to be terminated.

The Trustees considered the small asset size of the Fund and HCM’s desire to cease sponsoring a mutual fund complex as important factors in reaching its determination.  The Trustees considered alternatives to liquidating and terminating the Fund, but, considering the size of the Fund, many of the other options were not feasible. Separate from this proposal, the Board has approved the reorganization or liquidation of each other series of HighMark Funds, and, subject to a number of closing conditions and approvals, each other series of HighMark Funds.

After due deliberation at their meeting held on March 29, 2013, the Trustees approved the liquidation of the Fund’s assets and the termination of the Fund.  Pursuant to HighMark Funds’ Declaration of Trust, the approval of the Fund’s shareholders is required to effectuate the conversion of the Fund’s assets to cash.  Approval of the proposed conversion requires the affirmative vote of: (a) 67% or more of the outstanding Shares of the Fund present at the Special Meeting, if the holders of more than 50% of the outstanding Shares of the Fund as of the record date are present or represented by proxy, or (b) more than 50% of the outstanding Shares of the Fund on the record date, whichever is less.

If the proposal is approved by shareholders of the Fund, after the conversion of all or such portion of the Fund’s assets as the Board deems appropriate to cash, the Trustees intend to distribute to shareholders of the Fund their pro rata share of the Fund’s assets, after paying all outstanding obligations, taxes, and other liabilities, accrued or contingent, of the Fund.  Thereafter, the Trustees intend to wind up the affairs of and terminate the Fund.  It is anticipated that the asset conversion and distribution and the winding up and termination of the Fund will take place as soon as reasonably practicable after the proposal is approved at the Special Meeting. For federal income tax purposes, a shareholder's receipt of a pro rata share of this liquidating distribution will generally be considered a taxable event and treated like a redemption of Fund shares; therefore, the liquidation may result in a taxable gain or loss to a shareholder that holds shares in a taxable account.  If Fund shares are capital assets in the hands of a shareholder, such gain or loss, if any, generally will be taxed as short or long-term capital gain or loss depending on how long the shareholder held the shares.  In addition, the Fund may make one or more distributions to shareholders on or prior to the date of the liquidating distribution in order to eliminate Fund-level taxes.  These distributions generally will be taxable to shareholders as ordinary income or capital gains.  Shareholders should consult with their tax advisors for more information about the tax consequences to them of the Fund's liquidation, including any state, local, foreign or other tax consequences. If the required shareholder vote in favor of converting the Fund’s assets is not approved, the Fund will continue in operation pending consideration by the Trustees of such further actions or alternatives as they deem to be in the best interest of the Fund and its shareholders.  HCM has suspended purchases of shares of the Fund effective as of April 29, 2013.

The Trustees unanimously recommend that shareholders of the Fund vote to approve the conversion of the Fund’s assets.

ADDITIONAL INFORMATION

Investment Adviser, Administrator and Sub-Administrator

HCM serves as investment adviser of the Trust and manages, or oversees the management of, its investment portfolios, including the Fund, on a day-to-day basis under the supervision of the Board.  HCM also serves as the Trust’s administrator.  HCM’s principal offices are located at 350 California Street, San Francisco, California 94104.  HCM is a wholly-owned subsidiary of Union Bank, N.A.  Union Bank, N.A. is a subsidiary of UnionBanCal Corporation. Union Bank, N.A. and UnionBanCal Corporation have their principal business offices at 400 California Street, San Francisco, California 94104.  UnionBanCal Corporation is wholly-owned by The Bank of Tokyo-Mitsubishi, UFJ Ltd., a wholly-owned subsidiary of Mitsubishi UFJ Financial Group, Inc.  The Bank of Tokyo-Mitsubishi UFJ, Ltd. has its principal business offices at 7-1, Marunouchi 2-chome, Chiyoda-ku, Tokyo 100-8388, Japan, and Mitsubishi UFJ Financial Group, Inc. has its principal business offices at 7-1, Marunouchi 2-chome, Chiyoda-ku, Tokyo 100-8388, Japan.  BNY Mellon Investment Servicing (US) Inc. serves as the Trust’s sub-administrator and is an indirect, wholly-owned subsidiary of The Bank of New York Mellon Corporation.  BNY Mellon Investment Servicing (US) Inc.’s principal offices are located at 301 Bellevue Parkway, Wilmington, Delaware, 19809.

Principal Underwriter

HighMark Funds Distributors, LLC (formerly known as HighMark Distributors, Inc.) (the “Distributor”), a wholly-owned subsidiary of Foreside Distributors, LLC (formerly known as BNY Mellon Distributors LLC), with its principal business offices at 899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, Pennsylvania 19312, serves as distributor to the Trust.  The Distributor serves as the principal underwriter of the Fund’s shares.

Share Ownership

The following table sets forth each of the persons or entities that held of record and/or beneficially as of April 15, 2013 more than 5% of the outstanding Shares of any class of Shares of the Fund.

NAME & ADDRESS		NUMBER OF SHARES	PERCENT OF CLASS
Tactical Capital Growth Allocation Fund – Class A Shares
First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer	2801 Market St, Saint Louis, MO, 63103-2523	70,541.2780	7.30%
Tactical Capital Growth Allocation Fund – Class C Shares
First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer	2801 Market St, Saint Louis, MO 63103-2523	88,706.1400	9.70%
Tactical Capital Growth Allocation Fund – Fiduciary Shares
CAPINCO c/o US Bank	1555 N Rivercenter Dr Ste 302 Milwaukee, WI 53212-3958	13,945.2740	36.41%
William C Guelcher	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	3,908.4840	10.20%
State Street Bank & Trust Co, Cust For The IRA Rollover, FBO Louis J Nagy	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	2,775.8600	7.25%
First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer	2801 Market St, Saint Louis, MO 63103-2523	3,074.8120	8.03%
NFS LLC FEBO NFS/FMTC Rollover IRA FBO Thomas Lowrey	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	3,156.7560	8.24%
NFS LLC FEBO NFS/FMTC Rollover IRA FBO Sharon Balkey	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	7,413.5720	19.36%

To the knowledge of the Trust, as of April 15, 2013, none of the Trustees or executive officers of the Trust owned Shares of the Fund.

VOTING INFORMATION AND REQUIREMENTS

Required Vote for the Reorganization.

Shareholders of all share classes of the Fund will vote together as a single class to approve the proposal.  Approval of the proposal requires approval by the lesser of (a) 67% or more of the outstanding shares of beneficial interest (“Shares”) of the Fund present at the Special Meeting, if the holders of more than 50% of the outstanding Shares of the Fund as of the record date are present or represented by proxy, or (b) more than 50% of the outstanding Shares of the Fund on the record date.

Information about Proxies and the Conduct of the Meeting.

Solicitation of Proxies

Proxies will be solicited primarily by mailing this Proxy Statement and its enclosures, but proxies may also be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Trust or by employees or agents of HCM and its affiliated companies or BNY Mellon Investment Servicing (US) Inc.  In addition, Broadridge Financial Solutions, Inc. (“Broadridge”), a professional proxy solicitation firm, has been engaged to assist in the solicitation of proxies, at an estimated cost of approximately $20,000.  In all cases where a telephonic proxy is solicited, Broadridge representative(s) are required to confirm each shareholder’s information by asking for any combination of the following: full name, address, zip code, employer identification number, ID number from the proxy card as well as a confirmation the shareholder has received this Proxy Statement and proxy card in the mail.  If the shareholder is a corporation or other entity, Broadridge representative(s) are required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the Shares.  If the information solicited agrees with the information provided to Broadridge, then Broadridge representative(s) may explain the voting process, read the proposals listed on the proxy card, and ask for the shareholder’s instructions on each proposal.  Although Broadridge representative(s) are permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, but he or she may read any recommendation set forth in the Proxy Statement.  The telephone solicitor will record the shareholder’s voting instructions on the card and provide an option to the shareholder to receive such voted instructions in the mail as confirmation of his or her vote.

Voting Process.

Shareholders can vote in any one of the following ways:

   a. By mail, by completing and returning the enclosed proxy card;

   b. In person at the Special Meeting;

   c. By Internet, by voting through a secure proxy Internet site provided by a third party (provided on your proxy card, www.proxyvote.com); and

   d. By automated telephone service, by calling the toll-free number provided on your proxy card (1-800-690-6903).

Only shareholders of record at the close of business on April 25, 2013 (the “Record Date”) will be entitled to vote at the Special Meeting and any adjournment(s) thereof.  On April 15, 2013, the Fund had outstanding 965,984.9200 Class A Shares, 914,702.5300 Class C Shares and 38,302.7710 Fiduciary Class Shares.  Each whole Share of the Fund is entitled to one vote, and each fractional Share of the Fund is entitled to a proportionate fractional vote.  If you choose to vote by mail and you are an individual account owner, please sign exactly as your name appears on the proxy card.  Either owner of a joint account may sign the proxy card, but the signer’s name must exactly match the name that appears on the card.

The Fund will not bear the costs of preparing and mailing the Notice of the Special Meeting, the proxy card, this Proxy Statement and any additional proxy material.  HCM will bear all the costs in connection with the Special Meeting.

Quorum and Method of Tabulation.

All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy.  If no instructions are given, the proxy will be voted in favor of the proposal.  The proxy is revocable at any time before it is voted by sending written notice of the revocation or a subsequently executed proxy to Broadridge or by appearing personally and electing to vote at the Special Meeting.

While the Special Meeting is called to act upon any other business that may properly come before it, as of the date of this Proxy Statement the only business which management of the Trust intends to present or knows that others will present is the business stated in the Notice of Special Meeting.  If any other matters lawfully come before the Special Meeting, and in all procedural matters at the Special Meeting, it is the intention that the enclosed proxy will be voted in accordance with the best judgment of the persons named as proxies therein, or their substitutes, present and acting at the Special Meeting.

A quorum with respect to a matter before the Special Meeting is defined as a majority represented in person or by proxy of the Shares outstanding as of the Record Date entitled to vote on such matter.  If at the time any session of the Special Meeting is called to order, a quorum is not present, in person or by proxy, the persons named as proxies may vote those proxies that have been received to adjourn the Special Meeting to a later date.  In the event that a quorum is present, but sufficient votes in favor of the matter have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies.  All such adjournments will require the affirmative vote of a majority of the Shares entitled to vote on the matter present in person or by proxy at the session of the Special Meeting to be adjourned.  The persons named as proxies will vote in favor of such an adjournment those proxies that they are entitled to vote in favor of the matter and will vote against any such adjournment those proxies required to be voted against the matter.

The Trust’s Declaration of Trust, as amended, and the Amended and Restated Code of Regulations do not provide for annual shareholder meetings, and no such meetings are planned for 2013.  Proposals that shareholders would like to have considered for inclusion in a proxy statement for any future meeting must be received by the Trust within a reasonable period of time prior to printing and mailing proxy material for such meeting.  Any shareholder proposal not received within a reasonable time before the Trust begins to print and mail its proxy materials will be considered untimely and will not be included in such materials.

For purposes of determining the presence of a quorum and counting votes on the matter presented, Shares of the Fund represented by abstentions will be counted as present, but not as votes cast, at the Special Meeting.  Under the Declaration of Trust, as amended, and the Amended and Restated Code of Regulations of the Trust, the affirmative vote necessary to approve the proposal may be determined with reference to a percentage of votes present at the Special Meeting, which would have the effect of treating abstentions as if they were votes against the proposal.  It is the Trust’s understanding that because broker-dealers (in the absence of specific authorization from their customers) will not have discretionary authority to vote, on the single matter expected to be presented at the Special Meeting, any Shares held beneficially by their customers, there are unlikely to be any “broker non-votes” at the Special Meeting.  “Broker non-votes” would otherwise have the same effect as abstentions (that is, they would be treated as if they were votes against the proposal).

As permitted by law, only one copy of this Proxy Statement may be delivered to multiple shareholders residing at the same address, unless such shareholders have notified the Trust of their desire to receive multiple copies of the shareholder reports and proxy statements that the Trust sends.  If you would like to receive an additional copy, please contact HighMark Funds by calling 1-800-433-6884, by mailing a request to HighMark Tactical Capital Growth Allocation Fund, c/o HighMark Funds Administration 350 California Street, Suite 1600, San Francisco, CA 94104, or by downloading it from www.HighMarkFunds.com.  Upon receiving a mailed request, the Trust will promptly deliver to the requesting shareholder a separate copy of this Proxy Statement to the applicable address to which only one copy was mailed.  Shareholders wishing to receive separate copies of the Trust’s shareholder reports and proxy statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.

The Trust’s executive offices are located at 350 California Street, Suite 1600, San Francisco, California 94104.

Copies of the Fund’s annual report dated July 31, 2012 and semi-annual report dated January 31, 2013 are available upon request and may be obtained without charge by calling 1-800-433-6884 or by mailing a request to HighMark Tactical Capital Growth Allocation Fund,  c/o HighMark Funds Administration, 350 California Street, Suite 1600, San Francisco, CA 94104.

If you do not expect to attend the Special Meeting, please sign your proxy card promptly and return it in the enclosed envelope (or vote by telephone or the Internet) to avoid unnecessary expense and delay.  No postage is necessary.

May 14, 2013

YOUR VOTE IS IMPORTANT.  YOU CAN HELP THE FUND AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY VOTING BY TELEPHONE OR THE INTERNET OR MARKING, SIGNING, DATING AND RETURNING THE ENCLOSED PROXY.  (THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.)

IF YOU ARE UNABLE TO ATTEND THE SPECIAL MEETING, PLEASE VOTE BY ONE OF THE ABOVE METHODS SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING.

PROXY TABULATOR	Vote by Touch-Tone Phone, by Mail, or via the Internet!
P.O. BOX 9112	CALL:	To vote by phone call toll-free 1-800-690-6903 and follow the recorded instructions.
FARMINGDALE, NY 11735
	LOG-ON:	Vote on the internet at www.proxyvote.com and follow the on-screen instructions.

	MAIL:	Return the signed proxy card in the enclosed envelope.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M59557-S04806	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

HighMark Tactical Capital Growth Allocation Fund

Vote on Proposal		For	Against	Abstain

1.	Authorization for the Board of Trustees of HighMark Funds to convert, or to cause the conversion of, all or such portion of HighMark Tactical Capital Growth Allocation Fund’s assets as the Board of Trustees of HighMark Funds deems appropriate to cash.	☐	☐	☐

2.	To transact such other business as may properly be presented at the Special Meeting and any postponement or adjournment thereof.

The shares represented by each properly executed proxy will be voted in the manner specified in such proxy and, in the absence of specification will be treated as granting authority to vote FOR the proposal.

IMPORTANT: Please sign legibly and exactly as the name appears on this card. Please have joint owners each sign the proxy. When signing as executor, administrator, attorney, trustee or guardian, or as a custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer’s office. If a partner, please sign in the partnership name.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners] [PLEASE SIGN WITHIN BOX]	Date

M59558-S04806

HighMark Funds

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON JUNE 25, 2013

This proxy is solicited by the Board of Trustees of HighMark Funds for use at a Special Meeting (the "Special Meeting") of shareholders of HighMark Tactical Capital Growth Allocation Fund (the "Fund"), to be held on to be held at the offices of HighMark Capital Management, Inc., 350 California Street, Suite 1600, San Francisco, CA 94104 on June 25th, 2013 at 1:00 p.m., Pacific Time.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 25, 2013: THE PROXY STATEMENT IS AVAILABLE AT WWW.PROXYVOTE.COM.

You may obtain a copy of the related proxy statement, the accompanying Notice of Special Meeting of Shareholders, and the form of proxy card without charge by visiting www.proxyvote.com. You may obtain a copy of the Fund’s most recent shareholder report(s) without charge from HighMark Tactical Capital Growth Allocation Fund, c/o HighMark Funds Administration, 350 California Street, Suite 1600, San Francisco, CA 94104 by calling 1-800-433-6884 or by downloading it from www.HighMarkFunds.com.

The undersigned hereby appoints Pamela O’Donnell, Anna Chim and Jack Chan, and each of them separately, with full power of substitution, as proxies of the undersigned, to represent the undersigned, and to vote, as designated on the reverse side of this proxy card, at the above-stated Special Meeting and at any and all adjournments or postponements thereof, all units of beneficial interest in the Fund that the undersigned is entitled to vote at the Special Meeting, and at any and all adjournments or postponements thereof, on the matters listed on the reverse side of this proxy card and in their discretion on any other matter which may come before the Special Meeting, and at any and all adjournments or postponements thereof.

*** IF VOTING BY MAIL, PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD***